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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of ESC Merger Sub, Inc. of our report dated March 2, 2001 relating to the financial statements, which appears in Ergo Science Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, MA
September 7, 2001